EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this annual report of Profire Energy, Inc. (the “Company”) on Form 10-K for the fiscal year ended March 31, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Andrew Limpert, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	June 15, 2015	By:	/s/ Andrew Limpert
Andrew Limpert
Chief Financial Officer